Birmiwal Investment Trust

Birmiwal Oasis Fund

Supplement dated October 1, 2009

to the Prospectus dated August 1, 2009

The Expense Table on page 10 of the Prospectus under the heading Costs of Investing in the Fund is deleted in its entirety and replaced with the following:

Costs of Investing in the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.  Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund’s daily share price.

Shareholder Fees

  The  Fund

(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases

None

Deferred Sales Charge (Load)

None

Sales Charge (Load) Imposed on Reinvested Dividends

None

Exchange Fee

None

Redemption Fee

None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees(a)

2.23%

12b-1 Distribution Fees

None

Other Expenses

Interest Expense

0.34%

       Other Expenses

None

Acquired Fund Fees and Expenses(b)

0.12%

Total Annual Fund Operating Expenses

2.69%

(a)Birmiwal Asset Management, Inc. pays all operating expenses of the Fund, with the exception of taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests), borrowing expenses (such as (i) interest and (ii) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses.  For its services, the Adviser receives a variable performance-based management fee as described on page 11.

(b)The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies ("Acquired Funds"). Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses would be 2.57%

The third paragraph under the heading The Investment Adviser on page 13 of Prospectus is deleted in its entirety and replaced with the following:

Under the Management Agreement, BAM, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. BAM pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (i) interest and (ii) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses.  For the fiscal year ended March 31, 2009, BAM received an annual investment management fee of 2.23% of the average daily net assets of the  Fund, which consisted of the base fee of 2.90% and a variable performance-based management fee of -0.67% of the average daily net assets of the Fund (The variable performance-based management fee is described on page 11).

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This supplement and the Prospectus dated August 1, 2009 provide the information a prospective investor ought to know before investing and should be retained for future reference.